EXHIBIT 10.14

                         MOSINEE PAPER CORPORATION
                      1985 EXECUTIVE STOCK OPTION PLAN

          1. PURPOSE. The Mosinee Paper Corporation 1985 Executive Stock Option Plan (the "Plan") is intended to attract and retain key executive employees by permitting such employees of Mosinee Paper Corporation (the "Company") or any parent or subsidiary of the Company to acquire authorized and unissued, or reacquired, shares of common stock, $2.50 par value, of the Company ("Stock") pursuant to purchase options. The availability of the options and grants thereof will furnish additional inducements to such employees to continue employment with the Company, or any parent or subsidiary of the Company, and encourage them, by giving them an opportunity to acquire a greater stake in the Company's success, to increase their efforts to promote the best interests of the Company and its stockholders. Subject to the provisions of the Plan, there may be granted options containing such terms and conditions as shall be requisite to constitute them "nonqualified stock options," i.e., options which are not "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"). A key employee may be granted and may hold one or more nonqualified stock options under this Plan.

          2. ELIGIBLE EMPLOYEES. The persons eligible to receive options under the Plan shall be key executive employees (who may also be officers or directors) of the Company or any parent or subsidiary of the Company and who are selected by such

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 committee as shall be designated by the Board of Directors of Wausau-Mosinee
 Paper Corporation (the "Committee"). Members of the Board of Directors of the Company (the "Board") or any parent or subsidiary of the Company who are not also employees of the Company or any parent or subsidiary of the Company shall not be eligible to receive options under the Plan.

     3. TIME AND MANNER OF GRANTING OPTIONS. From and after the Effective Date of the Plan (as defined in Section 16 hereof) and continuing to the close of business on the tenth anniversary of such Effective Date, the Committee may, at such time or times as the Committee may determine, grant to any one or more eligible employees ("Optionees") nonqualified stock options, each such option to cover the purchase of such number of shares of Stock upon such terms and conditions not inconsistent with the Plan as the Committee shall from time to time determine.

          No person shall have any right to an option or any other right under the Plan unless and until an option shall be granted to such person by the Committee. Subject to the provisions of Section 9 hereof, no more than 90,000 shares of Stock shall be sold pursuant to the exercise of all options granted hereunder. Any shares for which an option is granted hereunder which for any reason are released from such option by expiration or termination thereof or otherwise shall be available for reoptioning under this Plan. The Company shall, forthwith upon the granting of an option, mail or deliver to the Optionee a copy of the Plan and an option certificate evidencing such

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
 option. Option certificates shall be in such form and shall contain such terms and provisions not inconsistent with the Plan as the Committee shall deem appropriate.

          4. TERM OF OPTIONS. In no event shall any stock option granted under the Plan be exercisable after the expiration of twenty years from the date such option is granted.

          5.   TERMS AND CONDITIONS.

          (a) Nonqualified stock options granted under this Plan shall contain such provisions, not inconsistent with this Plan, as may be deemed advisable by the Committee.

          (b) The option price per share of Stock under any nonqualified stock option granted hereunder shall be not less than one hundred per cent (100%) of the fair market value of one share of Stock on the date such option is granted.

          6.   MANNER OF EXERCISE OF OPTIONS.

          (a) Subject to the provisions of Section 8 hereof, each option granted hereunder shall become exercisable on the date specified in the option agreement but in no event earlier than six months after the date of grant. Any shares with respect to which an option becomes exercisable shall remain available for purchase by exercise of the option in accordance with its terms at any time or from time to time before the option expires.

          (b) Exercise shall be effected only by delivery to the Company of an irrevocable written notice of the Optionee's election to exercise the option with respect to a specified whole number of shares of Stock. Such exercise must be followed within

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 five (5) business days by payment in cash to the Company of (i) the amount of the option purchase price for the number of shares of Stock as to which the option is then being exercised and (ii) the amount of any applicable federal or state withholding taxes. The Optionee's failure to so pay shall result in the forfeiture of his rights under the Plan for the number of shares specified in the notice. No option may be exercised with respect to a fractional share of Stock.

          7. NON-TRANSFERABILITY. Options granted hereunder shall not be transferable by an Optionee otherwise than by will or the laws of descent and distribution and may, during the lifetime of an Optionee, be exercised only by such Optionee.

          8.   EXERCISE AFTER TERMINATION OF EMPLOYMENT.

          (a) For purposes of the Plan and each option granted under the Plan, an Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever employed by the Company or by any parent or subsidiary of the Company, provided that the Committee may determine in one or more particular cases that a leave of absence granted by the employing corporation shall not result in the termination of an Optionee's employment.

          (b) If an Optionee's employment is terminated by his voluntary resignation or if he is discharged for cause, any option held by the Optionee shall expire on the date of such termination. For purposes of this section, "for cause" shall

                                   -4-

 mean affirmative acts in violation of federal, state, or local criminal law.

          (c) If an Optionee dies while such Optionee is an employee of the Company or any parent or subsidiary of the Company or within three months after his termination of employment for a reason other than voluntary resignation or discharge for cause, any option held by such Optionee at the date of the Optionee's death may be exercised by such Optionee's estate or the person to whom such option is transferred by will or the applicable laws of descent and distribution with respect to all or any part of that number of shares of Stock as to which such option was exercisable by the Optionee immediately before his death but only if the date of exercise is both within 20 years from the Date of Grant (or such shorter period in which the option would have expired if the Optionee had lived and remained in the Company's employ) and within one year after the date of the Optionee's death.

          (d) If an Optionee's employment is terminated for any reason other than voluntary resignation, discharge for cause or death, any option held by the Optionee may be exercised at any time which is both before the time the option would otherwise expire and within three months after the date of such cessation of employment, but only with respect to that number of shares of Stock which the Optionee would have been permitted to purchase under his option immediately before the date of termination of such Optionee's employment.

                                   -5-

          9. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION, ETC. If the Company shall, after the Effective Date, change its Stock into a greater or lesser number of shares through a stock dividend, stock split-up or combination of shares, then

          (i) the number of shares of Stock then subject to the Plan but which are not then subject to any outstanding option;

         (ii) the number of shares of Stock subject to each then outstanding option or (to the extent not previously exercised); and

        (iii) the price per share payable upon exercise of each then outstanding option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up or combination of shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a share of Stock shall be issued upon the exercise of an option. If any split-up or combination of shares shall involve a change of par value, the shares of Stock subject to options theretofore or thereafter granted shall be the shares of Stock as so changed.

          If, after the Effective Date, there shall be any change in the Stock of the Company other than through a stock dividend, stock split-up or combination of shares, then if (and only if)

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 the Committee shall determine that such change equitably requires an adjustment in the number or kind or option price of shares of Stock then subject to an option, or the number or kind of shares remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such option and the Plan. If any member of the Board shall, at the time of such approval, be an Optionee, he shall not participate in action in connection with such adjustment.

          10.  ADMINISTRATION OF THE PLAN.

          (a) The Plan shall be administered by the Committee, which shall consist of three or more persons selected by the Board from its members. The Committee shall have authority to determine who are, from time to time, eligible employees, to construe the Plan, to prescribe, amend and rescind rules and regulations for the administration of the Plan, to amend or modify the Plan in such manner as the Committee deems required to make the Plan conform to the provisions of any federal or state laws, or regulations issued thereunder, or practically workable, and to take any other action necessary or advisable for the effective administration of the Plan; provided, however, that no such amendment or modification of the Plan shall affect the provisions of any option granted before such amendment or modification to the detriment of any Optionee unless such amendment or modification is required to comply with any applicable law or regulation, and provided, further, that any

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 such amendment of the Plan extending the period within which options may be granted under the Plan, or increasing the number of shares of Stock to be optioned under the Plan (except as provided in Section 9 hereof), or reducing the minimum purchase price per share provided in the Plan (except as provided in Section 9 hereof), or changing the class of employees to whom options may be granted under the Plan shall, in each case, be subject to approval by the Board. Decisions of the Committee shall be final. Members of the Committee may be removed by the Board. Vacancies in the Committee may be filled, and additional members may be appointed from time to time by the Board. The decision of a majority in number of the members of the Committee, from time to time acting, shall be deemed to be the decision of the Committee, and a majority in number of members of the Committee, from time to time acting, shall constitute a quorum of the Committee for the transaction of any business. No member of the Committee may be an individual who is or has been for at least one year prior to selection to the Committee, eligible for participation in the Plan.

          (b) The authority granted the Board of Directors in this section of the Plan shall be exercised solely by those directors who are not, and have not been for at least one year prior to such exercise, eligible for participation in the Plan.

          11. STOCKHOLDERS' RIGHTS UPON EXERCISE. An Optionee shall not, by reason of the Plan or any option granted pursuant to the Plan, have any rights of a stockholder of the Company;

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 however, upon each exercise of an option under the Plan, the Optionee shall have, with respect to the number of shares of Stock as to which such option is then being exercised, all rights of a stockholder of record from the date of such exercise, irrespective of whether certificates to evidence the shares of Stock with respect to which the option was exercised shall have been issued on such date.

          12. THE RIGHT OF EMPLOYER TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to be continued in the employment of the Company, or any parent or subsidiary of the Company, or interfere in any way with the right of such Optionee's employer to terminate his employment at any time with or without cause.

          13. GOVERNMENT APPROVALS. If at any time the Company shall be advised by its counsel that the exercise of any option or the delivery of shares of Stock upon the exercise of an option is required to be approved, registered or qualified under any applicable law, or must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, the Company will use its best efforts to obtain such approval, to effect such registrations and qualifications, or to provide such prospectus or similar circular within a reasonable time, but exercise of the options or delivery by the Company of certificates for shares of Stock may be deferred until

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 such approvals, registrations or qualifications are effected, or until such prospectus or similar circular is available.

          14. DISCONTINUANCE OF THE PLAN. The Board may decrease the number of shares issuable under the Plan or discontinue and terminate the Plan at any time, but no such decrease, discontinuance or termination shall affect any options granted before such decrease, discontinuance or termination.

          15.  MERGER, REORGANIZATION OR CHANGE IN CONTROL.

          (a) Nothing contained in this Plan or in any option granted under the Plan shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; and in any such event (other than a merger in which the Company is the surviving corporation and after which the Company remains an independent, publicly held corporation), the Company or any surviving party to any such merger, consolidation, or sale or transfer of assets may provide by resolution of its Board of Directors that all rights of the person or persons entitled to exercise then outstanding options granted under the Plan, and such options, shall wholly and completely terminate at the time of any such merger, consolidation, sale or transfer of assets, liquidation, or dissolution, except that adequate provision for such person or persons shall be made in accordance with paragraph (b) below.

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          (b)  In the event that (i) any individual, corporation,
 partnership or other person or group of persons or entities becomes the beneficial owner, directly or indirectly, of 45% or more of the Company's then outstanding Common Stock ("Change in Control") or (ii) any merger, consolidation, liquidation, dissolution or termination after which the Company will not survive as an independent, publicly-owned corporation or any sale or transfer of all or substantially all of the Company's assets ("Reorganization") occurs, then the Company shall pay with respect to each outstanding option under this Plan an amount equal to (x) the difference between the Fair Market Value (as defined in (c) below) and exercise price of the option, multiplied by (y) the number of shares of Stock subject to such option. Such payment shall be made in cash within 30 days after, in the case of a Reorganization requiring approval by the Company stockholders, the date of such approval and, in the case of a Change in Control, the date upon which such change occurs.

          (c) Solely for purposes of (b) above, "Fair Market Value" shall mean the greater of (i) the highest price per share of the Company's Common Stock (x) paid by the acquiring person within twelve months of the occurrence of the Change in Control to effect such change or (y) provided for in any agreement for the Reorganization or (ii) fair market value determined in accordance with Section 17 of this Plan.

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          16.  EFFECTIVE DATE OF PLAN,  The Plan has been adopted by the
 Board on __________________, 1985, and the Plan shall be deemed to have become effective on such date.

          17.  MISCELLANEOUS.

          (a) The transfer of an employee from the Company to a parent or subsidiary of the Company or from a parent or subsidiary of the Company to the Company or another parent or subsidiary of the Company shall not be a termination of employment or an interruption of continuous employment for the purposes of the Plan.

          (b) As used in the Plan, the terms "parent" and "subsidiary" shall have the meanings ascribed to them in Sections 421, 422A and 425 of the Code.

          (c) Except as otherwise provided, for purposes of this Plan, the fair market value of a share of Stock on a specified day shall be the mean between the high and low sale price per share as reported for such day (or if such day is not a business day, for the immediately preceding business day) on a national stock exchange, or if the Stock is not listed on such an exchange, on the NASDAQ national market system.

          (d) No option or shares of Stock issuable under the Plan shall be transferable or assignable either by the voluntary or involuntary act of the Optionee or by operation of law, or be liable for any debts or liabilities of the Optionee, except as provided herein.

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
          18. Notwithstanding any other provision of this Plan or of any option certificate relating to any option granted hereunder, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 24, 1997, by and among Wausau Paper Mills Company, WPM Holdings, Inc. and the Company on substantially the terms and conditions set forth therein as of August 24, 1997 shall not be deemed to constitute a "Change in Control" or any other transaction described in Section 15(b) of this Plan and of any corresponding or similar provision of any such option certificate. Without limiting the generality of the foregoing, the consummation of such transactions shall not result in the payment of any cash to any holder of an option granted under this Plan.

                                  -13-

                     MOSINEE PAPER CORPORATION

                 1985 EXECUTIVE STOCK OPTION PLAN

                     NONQUALIFIED STOCK OPTION


          MOSINEE PAPER CORPORATION (the "Company"), for valuable consideration, the receipt of which is hereby acknowledged, hereby grants on this ______ day of _____________, 19__ (the "Date of Grant") to
 ("Optionee") a nonqualified stock option to purchase _______ shares of the common stock, $2.50 par value, of the Company ("Stock") at a price of $_____________ per share (the "Option Price"), subject to adjustment as set forth in Section 7 hereof, upon the terms and conditions hereinafter stated pursuant to the Company's 1985 Executive Stock Option Plan adopted ______________, 19__, (the "Plan"), all necessary or appropriate determinations by the committee appointed under the Plan (the "Committee") having been duly made.

          1. AGREEMENT TO REMAIN IN EMPLOYMENT. Optionee agrees not to voluntarily terminate his employment with the Company, or any parent or subsidiary of the Company, within one year from the Date of Grant.

          2. EXERCISE BY OPTIONEE. This option becomes exercisable with respect to the total number of shares subject hereto on and after _________________________. Once exercisable, any portion of this option shall continue to be exercisable during the term of this option with respect to the shares represented by such portion. This option is exercisable during Optionee's

                                   -1-

 lifetime only by him and may be exercised by him in whole or in part only if all of the following conditions are met at the time of exercise:

          (a) The date of exercise is within 20 years from the Date of Grant; and

          (b) Optionee is employed by one or more of the Company or any parent or subsidiary of the Company, or, if he is no longer so employed, such employment had terminated no longer than three months prior to the date of exercise.

          3. RESTRICTIONS ON TRANSFER. This option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

          4. RESTRICTIONS ON EXERCISE AFTER TERMINATION OF EMPLOYMENT. Notwithstanding anything herein to the contrary, in the event that Optionee's employment with the Company or a parent or subsidiary of the Company is terminated by reason of voluntary resignation or discharge for cause (as defined in the Plan) this option shall expire on the date of such termination.

          5. EXERCISE AFTER OPTIONEE'S DEATH. In the event of Optionee's death while in the employ of the Company or a parent or subsidiary of the Company or after his termination of employment with the Company or a parent or subsidiary of the Company for a reason which is not set forth in
 Section 4 above, but within three months after such termination of employment, this option, to the extent not already exercised, may be exercised by his estate or his designee by will or the laws of descent and distribution but only with respect to that number of

                                   -2-

 shares of Stock which Optionee would have been permitted to purchase upon exercise of this option immediately before his termination of employment and only if the date of exercise is both within 20 years from the Date of Grant (or such shorter period in which the option would have expired if the Optionee had lived and remained in the Company's employ) and within one year after the date of Optionee's death.

          6.   MANNER OF EXERCISE.

          (a) Exercise shall be effected only by delivery to the Company of an irrevocable written notice of Optionee's election to exercise the option with respect to a specified whole number of shares of Stock. The exercise date shall be the date of such delivery. Any delivery effected after the close of business shall be deemed received on the next succeeding business day. No option may be exercised with respect to a fractional share of Stock.

          (b) The irrevocable written notice of Optionee's election to exercise must be followed within five (5) business days by payment in cash to the Company of the amount of the option purchase price for the number of shares of Stock as to which the option is then being exercised and the amount of any applicable federal and state withholding taxes. Optionee's failure to so pay shall result in the forfeiture of his option rights under this option to the number of shares specified in the notice.

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          (c)  No such person shall be entitled to any rights as a
 stockholder of the Company with respect to such shares until the option purchase price for such shares is paid in full.

          7.   CHANGES IN CAPITALIZATION.

          (a) If the Company shall, after the Date of Grant, change the Stock into a greater or lesser number of shares through a stock dividend, stock split-up or combination of shares, then the number of shares of Stock subject to this option (to the extent not previously exercised), and the price per share payable upon exercise of this option, shall be proportionately increased or decreased as of the record date of such stock dividend, stock split-up or combination of shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a share of Stock shall be issued upon the exercise of an option. If any split-up or combination of shares shall involve a change of the par value of the Stock, the shares of Stock subject to this option shall be the shares of Stock as so changed.

          (b) If, after the Date of Grant, there shall be any change in the Stock of the Company other than through a stock dividend, stock split-up or combination of shares, then if (and only if) the Committee shall determine that such change equitably requires an adjustment in the number or kind or Option Price of shares of Stock then subject to this option, or the number of shares of Stock with respect to which this option may be exercised, such adjustment as the Committee shall determine is equitable shall be made.

          8. RIGHT OF EMPLOYER TO TERMINATE EMPLOYMENT. Nothing contained in this option shall confer upon Optionee any right to be continued in the employment of the Company, or any parent or subsidiary of the Company, or interfere in any way with the right of Optionee's said employer to terminate his employment at any time with or without cause.

          9. LISTING AND REGISTRATION OF SHARES. This option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to this option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares hereunder, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

          10. ADMINISTRATION. Subject to the provisions of this option, the Committee shall be authorized to interpret this option, to make, amend and rescind such rules as it deems necessary or advisable for the proper administration of this option, to make all other determinations necessary or advisable for the administration of this option and to correct any defect or supply any omission or reconcile any inconsistency in this option in the manner and to the extent the Committee deems desirable to make this option fully effective. The Committee may amend this option, provided, however, that any such amendment shall be made only with the consent of Optionee or other person or persons entitled to exercise this option if the amendment would be detrimental to the rights of Optionee or such other person unless such amendment is required to comply with any applicable law or regulation.

          11. MERGER, REORGANIZATION, OR CHANGE IN CONTROL. Nothing contained in this option shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; and in any such event (other than a merger in which the Company is the surviving corporation and under the terms of which the shares of Stock outstanding immediately prior to the merger remain outstanding and unchanged), the Company or any surviving party to any such merger, consolidation, or sale or transfer of assets may provide by resolution of its Board of Directors that all rights of Optionee and this option shall wholly and completely terminate at the time of any such merger, consolidation, sale or transfer of assets, liquidation, or dissolution, except that adequate provision for such person or persons shall be made in accordance with
 Section 15(b) of the Plan.

          This option is addressed to Optionee in duplicate and shall not be effective until Optionee has executed this option and returned one copy to the Company, thereby acknowledging that Optionee has read and agrees to all the terms and conditions of this option and the Plan.


                                  MOSINEE PAPER CORPORATION



                                  By:________________________________


 ACCEPTED this _____ day of
 _____________________, 19__.



 __________________________
 Optionee

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